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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      __________________________________


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                               December 27, 2000
                               -----------------


                            United Bankshares, Inc.
                            -----------------------
            (Exact name of registrant as specified in its charter)


              West Virginia                 No. 0-13322            55-0641179
  -------------------------------   ------------------------   ----------------
  (State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
   incorporation or organization)                            Identification No.)


                               300 United Center
                           500 Virginia Street, East
                        Charleston, West Virginia 25301
                        -------------------------------
                   (Address of Principal Executive Offices)


                                (304) 424-8800
                                --------------
             (Registrant's telephone number, including area code)


                                Not Applicable
                                --------------
            (Former name or address, if changed since last report)

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Item 5.  Other Events
---------------------


     On December 27, 2000 United Bankshares, Inc. ("United") announced a restructuring of its balance sheet. A copy of the press release is attached as
Exhibit 99.1 to this report.

Item 7.  Financial Statements and Exhibits
------------------------------------------


     (c)  Exhibits

          99.1 Press Release, dated December 27, 2000, issued by United Bankshares, Inc.
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                                  SIGNATURES
                                  ----------


          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNITED BANKSHARES, INC.


Date: December 27, 2000             By:  /s/ Steven E. Wilson
     -----------------------            -----------------------------
                                    Steven E. Wilson, Executive Vice
                                    President, Treasurer, Secretary and Chief
                                    Financial Officer